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                                                                   EXHIBIT 99.3




                          REGISTRATION RIGHTS AGREEMENT

                                     BETWEEN

                       METRO ONE TELECOMMUNICATIONS, INC.
                              AN OREGON CORPORATION

                                       AND

                            SONERA MEDIA HOLDING B.V.
                            A NETHERLANDS CORPORATION



                          DATED AS OF FEBRUARY 2, 2001




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                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") dated as of February 2, 2001 between Metro One Telecommunications, Inc., an Oregon corporation (the "COMPANY"), and Sonera Media Holding B.V., a company organized under the laws of the Netherlands ("HOLDER").

                                    RECITALS

         WHEREAS, pursuant to that certain Stock Purchase Agreement dated November 8, 2000, by and between the Company and Holder ("STOCK PURCHASE AGREEMENT"), Holder shall acquire shares of Common Stock of the Company;

         WHEREAS, in connection with Holder's investment pursuant to the Stock Purchase Agreement, the Company agreed to provide certain rights to Holder to cause the shares so purchased to be registered pursuant to the Securities Act; and

         WHEREAS, the parties hereto hereby desire to set forth Holder's rights and the Company's obligations to cause the registration of the Registrable Securities pursuant to the Securities Act;

         NOW, THEREFORE, in consideration of the agreement to purchase Common Stock of the Company by the Holder pursuant to the Stock Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. DEFINITIONS AND USAGE.

           As used in this Agreement the following capitalized terms shall have the following meanings; however, if not otherwise defined, the capitalized terms shall have the meaning assigned to them in the Stock Purchase Agreement or the Investment Agreement:

      1.1. DEFINITIONS.

                  "AFFILIATE" shall have the meaning set forth for such term in the Stock Purchase Agreement and the Investment Agreement.

                  "AGENT" shall mean the principal placement agent on an agented placement of Registrable Securities.

                  "COMMISSION" shall mean the U.S. Securities and Exchange Commission.


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                  "COMMON STOCK" shall mean (i) the common stock, no par value, of the Company, and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Company generally of shares of such common stock and (iii) securities of the Company entitled generally to vote for the election of directors issued to Sonera or an Affiliate of Sonera pursuant to the Investment Agreement.

                  "COMPANY CHANGE IN CONTROL" shall mean the occurrence of an event by which (i) any Person (including one or more Affiliates of such Person or a 13D Group) has become (or entered into a binding agreement by which they will become) the beneficial owner of 33% or more of the outstanding Common Stock (calculated with reference to the total voting power thereof), other than through acquisition of any of the Shares acquired from a Holder or (ii) there is consummated any consolidation, liquidation, dissolution or merger of the Company
(A) in which the Company is not the surviving corporation, or (B) pursuant to which the Common Stock or any material portion of the business of the Company is converted into cash, securities or other property, in each case other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to such consolidation or merger have, directly or indirectly, 50% or more of the combined voting power of the common equity securities of the surviving corporation immediately after such consolidation or merger.

                  "CONTINUOUSLY EFFECTIVE" with respect to a specified registration statement, shall mean that it shall not cease to be effective and available for transfer of Registrable Securities thereunder for longer than either (i) any 10 consecutive Business Days, or (ii) an aggregate of 15 Business Days during the period specified in the relevant provision of this Agreement.

                  "DEMAND REGISTRATION" shall have the meaning set forth in
SECTION 2.1(i).

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "HOLDER" shall mean Sonera Media Holding B.V. and any subsequent transferee of Registrable Securities as permitted by SECTION 8 and the term "HOLDERS" shall include Holder and transferees of Registrable Securities with respect to the rights that such transferees shall have acquired in accordance with SECTION 8 hereof, at such times as such Persons shall own Registrable Securities.

                  "INVESTMENT AGREEMENT" shall mean that certain Investment Agreement dated as of February 2, 2001 by and between Holder and the Company.

                  "PERMITTED TRANSFEREE" shall mean any corporation or other business entity which directly or indirectly, through stock ownership or through other arrangement,


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controls, is controlled by or is under common control with Sonera or the
Company. The term "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of such person, whether by reason of ownership of voting stock or other equity interests, by contract or otherwise.

                  "PERSON" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, unincorporated syndicate, unicorporated organization, trust, trustee, executor, administrator or other legal representative, governmental authority or agency, political subdivision, or any group of Persons acting in concert.

                  "PIGGYBACK REGISTRATION" shall have the meaning set forth in
SECTION 3.

                  "REGISTER", "REGISTERED", and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

                  "REGISTRABLE SECURITIES" shall mean, subject to SECTION 8 and
SECTION 10.3: (i) the Shares owned by Holder on the date hereof, and Shares owned by a Holder on the date of determination, including derivative securities with respect to such Shares; (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Shares; and (iii) any securities issued in exchange for Shares in any subsequent merger or reorganization of the Company; PROVIDED, HOWEVER, that Registrable Securities shall not include any securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, and, PROVIDED, FURTHER, the Company shall have no obligation under SECTIONS 2 or 3 to register any Registrable Securities of a Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and their counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities. For purposes of this Agreement, a Person will be deemed to be an owner of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, purchase or otherwise, including acquisition pursuant to the Stock Purchase Agreement), whether or not such acquisition has actually been effected.

                  "REGISTRABLE SECURITIES THEN OUTSTANDING" shall mean, with respect to a specified determination date, the Registrable Securities owned by all Holders on such date.


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                  "REGISTRATION EXPENSES" shall have the meaning set forth in
SECTION 6.1.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SELLING HOLDERS" shall mean, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

                  "SHARES" shall mean all shares of Common Stock issued by the Company to Holder or its Affiliates pursuant to the Stock Purchase Agreement and the Investment Agreement.

                  "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in the Recitals.

                  "SONERA" shall mean Sonera Corporation, a company organized under the laws of Finland.

                  "SUBSIDIARY" of a Person shall mean a corporation as to which a majority of the voting power is owned or controlled by such Person, either directly or indirectly, but any such corporation shall be deemed to be a Subsidiary of such Person only as long as such ownership or control exists.

                  "TRANSFER" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); PROVIDED, HOWEVER, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer."

                  "UNDERWRITERS' REPRESENTATIVE" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

                  "VIOLATION" shall have the meaning set forth in SECTION 7.1.

      1.2. USAGE.

           (i) When a reference is made in this Agreement to a Section, or Exhibit, such reference shall be to a Section or Exhibit of this Agreement unless otherwise indicated or unless the context otherwise requires.

           (ii) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


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           (iii) Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

           (iv) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

           (v) References to a document are to such document as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to such statute or rule as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

           (vi) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

           (vii) The term "hereof" and similar terms refer to this Agreement as a whole.

           (viii) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude shares of Common Stock held by a Holder in a fiduciary capacity for customers of such Person.

           (ix) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with SECTION 13.2.

Section 2. DEMAND REGISTRATION.

      2.1. (i) At any time on or after the date of the first to occur of (a) the second anniversary of the Closing, (b) a Company Change in Control, (c) a single party or affiliated group making a bona fide offer to acquire, acquiring or entering into an agreement to acquire 33% or more of the outstanding voting stock of the Company, or (d) Holder being compelled to sell its Shares pursuant to Section 5.5 of the Investment Agreement, if one or more Holders that own an aggregate market value of $15,000,000 or more at the time of the request of the Registrable Securities shall make a written request to the Company, the Company shall cause there to be filed with the Commission a registration statement meeting the requirements of the Securities Act (a "DEMAND REGISTRATION"), and each Holder shall be entitled to have included therein (subject to SECTION 2.6) all or such number of such Holder's Registrable Securities as the Holders shall designate pursuant to SECTIONS 2.1(i) or (iii) hereof in writing; PROVIDED, HOWEVER, that no request may be made pursuant to this SECTION 2.1 if within 9 months prior to the date of such request a Demand Registration statement pursuant to this SECTION 2.1 shall have been declared effective by the Commission. Any request made pursuant to this SECTION 2.1 shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of


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disposition thereof and that the request is for a Demand Registration pursuant to this SECTION 2.1(i).

           (ii) The Company shall be entitled to postpone for up to 90 days the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to this SECTION 2.1 if the Board determines, in its good faith reasonable judgment (with the concurrence of the managing underwriter, if any), that such registration and the Transfer of Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its wholly owned Subsidiaries and the Company promptly gives the Holders notice of such determination; PROVIDED, HOWEVER, that the Company shall not have postponed pursuant to this SECTION 2.1(ii) the filing of any other Demand Registration statement otherwise required to be prepared and filed pursuant to this SECTION 2.1 during the 12 month period ended on the date of the relevant request pursuant to SECTION 2.1(i).

           (iii) Whenever the Company shall have received a demand pursuant to
SECTION 2.1(i) to effect the registration of any Registrable Securities, the Company shall promptly give written notice of such proposed registration to all other Holders. Any such Holder may, within 20 days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the registration.

      2.2. Following receipt of a request for a Demand Registration the Company shall:

           (i) File the registration statement with the Commission in accordance with SECTION 4 hereof as promptly as practicable, and shall use the Company's reasonable best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

           (ii) Use the Company's reasonable efforts to keep the relevant registration statement Continuously Effective for up to 90 days or until such earlier date as of which all the Registrable Securities under the Demand Registration statement shall have been disposed of in the manner described in the Registration Statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this SECTION 2 is suspended or postponed as permitted by SECTION 2.1(ii), the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

      2.3. The Company shall be obligated to effect three Demand Registrations. For purposes of the preceding sentence, registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or


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court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this SECTION 2 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, and (y) the date as of which such Demand Registration shall have been Continuously Effective for a period of 90 days.

      2.4. A registration pursuant to this SECTION 2 shall be on such appropriate registration form of the Commission as shall (i) be selected by the Company and be reasonably acceptable to the Selling Holders, and (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to SECTION 2.1(i) or
SECTION 2.2, respectively.

      2.5. If any registration pursuant to SECTION 2 involves an underwritten offering (whether on a "firm", "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Company shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the Agent or Agents for such agented offering; PROVIDED, HOWEVER, that each Person so selected shall be reasonably acceptable to the Selling Holders.

      2.6. Whenever the Company shall effect a registration pursuant to this
SECTION 2 in connection with an underwritten offering by one or more Selling Holders of Registrable Securities: (i) if such Selling Holders have requested the inclusion therein of more than one class of Registrable Securities, and the Underwriters' Representative or Agent advises each such Selling Holder in writing that, in its opinion, the inclusion of more than one class of Registrable Securities would adversely affect such offering, the Selling Holders holding at least a majority of the Registrable Securities (determined by the relative market value as of the date on which a timely demand is last received from Holder) proposed to be sold therein by them, shall decide which class of Registrable Securities shall be included therein in such offering and the related registration, and the other class shall be excluded; and (ii) if the Underwriters' Representative or Agent advises each such Selling Holder in writing that, in its opinion, the amount of securities requested to be included in such offering (whether by Selling Holders or others) exceeds the amount which can be sold in such offering within a price range acceptable to the Selling Holders, securities shall be included in such offering and the related registration, to the extent of the amount which can be sold within such price range, and on a pro rata basis among all Selling Holders; first for the account of the Holder, and second by all other Selling Holders.

Section 3. PIGGYBACK REGISTRATION.

      3.1. If at any time on or after the date of the second anniversary of the Closing the Company proposes to register (including for this purpose a registration effected by the


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Company for shareholders of the Company other than the Holders) securities under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3 (or any replacement or successor forms), the Company shall promptly give each Holder written notice of such registration (a "PIGGYBACK REGISTRATION"). Upon the written request of each Holder given within 20 days following the date of such notice, the Company shall cause to be included in such registration statement and use its reasonable best efforts to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this SECTION 3 without any obligation or liability to any Holder.

      3.2 If the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering: first, all securities proposed to be sold by the Company for its own account; second, the Registrable Securities requested to be included in such registration by Holders pursuant to this SECTION 3; and third, all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in SECTION 2 or SECTION 3, pro rata based on the estimated gross proceeds from the sale thereof; PROVIDED, HOWEVER, that the Registrable Securities that have been requested to be registered shall not be reduced below 20% of the shares included in such registration unless such action is necessary to avoid a material adverse effect on the Company taken as a whole.

      3.3. The Company shall be obligated to effect five Piggyback Registrations pursuant to this SECTION 3.

      3.4. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to SECTION 2 or pursuant to this
SECTION 3, and if such previous registration has not been withdrawn or abandoned, the Company need not file or cause to be effected any other registration pursuant to Section 2 or Section 3, of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities, until a period of 180 days has elapsed from the effective date of such a previous registration.

Section 4. REGISTRATION PROCEDURES.

           Whenever required under SECTION 2 or SECTION 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

      4.1. Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company's reasonable best efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that before filing a registration


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statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to one firm of counsel for the Selling Holders copies of all such documents in the form substantially as proposed to be filed with the Commission at least four Business Days prior to filing for review and comment by such counsel which opportunity to comment shall include an absolute right to control or contest disclosure if the applicable Selling Holder reasonably believes that it may be subject to controlling person liability or other liability arising under applicable securities laws with respect thereto. The review and commenting by the Selling Holder or its counsel will not be unreasonably delayed.

      4.2. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to SECTION 5.2. If the registration is for an underwritten offering, and if any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Company shall promptly notify each Selling Holder, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to each Selling Holder of Registrable Securities such amended or supplemented prospectus, which each such Holder shall thereafter use in the Transfer of Registrable Securities covered by such registration statement. Pending such amendment or supplement each such Holder shall cease making the offers or Transfers of Registrable Securities pursuant to the prior prospectus. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its reasonable best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such securities from registered status.

      4.3. Furnish to each Selling Holder, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

      4.4. Use the Company's reasonable best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states or domestic jurisdictions as shall be reasonably requested by the Underwriters'


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Representative or Agent (as applicable, or, if inapplicable, the Selling
Holders), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to subject itself to taxation or to file a general consent to service of process in any such states or jurisdictions.

      4.5. In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Selling Holders, and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Shares, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Compny shall not be required to incur any significant out-of-pocket expense pursuant to this sentence.

      4.6. Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

      4.7. Make generally available to the Company's security holders copies of all periodic reports, proxy statements, and other information referred to in
SECTION 10.1 and, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act covering the 12-month period beginning within three months after the effective date of each registration statement filed pursuant to this Agreement.

      4.8 Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and underwriter (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and underwriter the opportunity to discuss the business affairs of the Company with its appropriate officers and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; PROVIDED, HOWEVER, that information that the Company determines, in good faith, to be confidential, and which the Company advises such Person in writing is confidential, shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

      4.9. Use the Company's reasonable best efforts to obtain a so-called "comfort letter" from its independent public accountants and legal opinions of counsel to the Company


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addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to the Selling Holders. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgments as are customarily provided by selling shareholders who receive such comfort letters or opinions.

      4.10. Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

      4.11. Use all reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if the Registrable Securities are of a class of the Company's securities then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities.

      4.12. Use the Company's reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

      4.13. Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

Section 5. HOLDERS' OBLIGATIONS.

           It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder that such Selling Holder shall:

      5.1 Furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration.

      5.2. Agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Selling Holders (in the case of a registration under SECTION 2) or the Company and the Selling Holders (in the case of a registration under SECTION 3).


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Section 6. EXPENSES OF REGISTRATION.

           Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:


      6.1. With respect to each Demand Registration, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Demand Registrations for each Selling Holder (which right may be assigned to any Person to whom Registrable Securities are Transferred as permitted by SECTION 8), including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance (the "Registration Expenses"), but excluding any fees and disbursements of counsel for the Selling Holders which shall be selected by the Selling Holders and underwriting discounts and commissions relating to the Selling Holder's Registrable Securities; provided, however, that the Company shall not be required to pay for any Registration Expenses associated with a registration begun under Section 2 if the registration is susequently withdrawn at the request of the Selling Holders (in which case the Selling Holders shall bear such expense unless Holders whose Registrable Securties constitute a majority of the outstanding Registrable Securities agree that such withdrawn registration shall constitute one of the demand reigstrations under Section 2).

      6.2. The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to SECTION 3 for each Selling Holder (which right may be Transferred to any Person to whom Registrable Securities are Transferred as permitted by SECTION 8), but excluding underwriting discounts and commissions relating to Registrable Securities and any fees and disbursements of counsel retained by and for the Selling Holders (which shall be paid on a pro rata basis by the Selling Holders).

      6.3. Any failure of the Company to pay any Registration Expenses as required by this SECTION 6 shall not relieve the Company of its obligations under this Agreement.

Section 7. INDEMNIFICATION; CONTRIBUTION.

           If any Registrable Securities are included in a registration statement under this Agreement:

      7.1. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and reasonable expenses (joint or several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and reasonable expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION").

           (i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

           (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

           (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; PROVIDED, HOWEVER, that the indemnification required by this SECTION 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by the indemnified party expressly for use in connection with such registration; PROVIDED, FURTHER, that the indemnity agreement contained in this SECTION 7 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify the Selling Holders against claims asserted by underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

      7.2. To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling

Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information about such Selling Holder furnished by such Selling Holder expressly for use in connection with such registration; PROVIDED, HOWEVER, that (i) the indemnification required by this SECTION 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, and (ii) in no event shall the amount of any indemnity under this
SECTION 7.2 exceed the gross proceeds from the applicable offering received by such Selling Holder.

      7.3. Promptly after receipt by an indemnified party under this SECTION 7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this SECTION 7, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this SECTION 7 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this SECTION 7. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party; PROVIDED, HOWEVER, that such notice is accompanied by an appropriate undertaking of the indemnified party to reimburse the indemnifying party to the extent it is ultimately determined that such party is not entitled to indemnification. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding. No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

      7.4. If the indemnification required by this SECTION 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this
SECTION 7:

           (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in SECTION 7.1 and SECTION 7.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

           (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in SECTION 7.4(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      7.5 If indemnification is available under this SECTION 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in SECTION 7.4.

      7.6 The obligations of the Company and the Selling Holders of Registrable Securities under this SECTION 7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement or otherwise.

Section 8. TRANSFER OF REGISTRATION RIGHTS.

           Subject to restrictions in the Investment Agreement on the right to transfer the Shares, the rights of Holders under this Agreement with respect to each Share of Registrable Securities may be transferred to (i) any Permitted Transferee any number of times in any quantity or (ii) on one occasion to one third party transferee (other than a Competitor of the Company) and any such transferee shall have the rights and obligations of and be deemed a Holder hereunder. Any transferee (other than a Permitted Transferee) to whom rights under this Agreement are transferred shall, as a condition to such transfer, have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of EXHIBIT A, and the transferor shall have delivered to the Secretary of the Company, no later than 15 days following the date of the Transfer, written notification of such Transfer setting forth the name of the transferor, name and address of the transferee, and the number of Registrable Securities which shall have been so transferred.

Section 9. HOLDBACK.

           Each Holder entitled pursuant to this Agreement to have Registrable Securities included in a registration statement prepared pursuant to this Agreement, if so requested by the Underwriters' Representative or Agent in connection with an offering of any Registrable Securities, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented registration), during the 15 day period prior to, and during the 180 day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission, PROVIDED that such Holder is timely notified of such effective date in writing by the Company or such Underwriters' Representative or Agent. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period.

Section 10. COVENANTS OF THE COMPANY.

            The Company hereby agrees and covenants as follows:

      10.1. The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

      10.2. (i) The Company shall not, and shall not permit its Subsidiaries to effect any public sale or distribution of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the five business days prior to, and during the 90-day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration statement prepared pursuant to this Agreement (other than by the Company pursuant to such registration if the registration is pursuant to SECTION 3). The Company shall not effect any registration of its securities (other than on Forms S-4 or Forms S-8 or any successor forms or pursuant to such other registration rights agreements as may be approved in writing by the Selling Holders), or effect any public or private sale or distribution of any of its securities, including a sale pursuant to Regulation D under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities from the date of a request for a Demand Registration pursuant to SECTION 2.1 until the earlier of (x) 90 days following the date as of which all securities covered by such Demand Registration Statement shall have been Transferred, and
(y) 180 days following the effective date of such Demand Registration statement, unless the Company shall have previously notified in writing all Selling Holders of the Company's desire to do so, and Selling Holders owning a majority of the Registrable Securities or the Underwriters' Representative, if any, shall have consented thereto in writing.

            (ii) Any agreement entered into after the date of this Agreement pursuant to which the Company or any of its Subsidiaries issues or agrees to issue any privately placed securities similar to any issue of the Registrable Securities (other than (x) shares of Common Stock pursuant to a stock incentive, stock option, stock bonus, stock purchase or other employee benefit plan of the Company approved by its Board of Directors, and (y) securities issued to Persons in exchange for ownership interests in any Person in connection with a business combination in which the Company or any of its Subsidiaries is a party) shall contain a provision whereby holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in the first sentence of SECTION 10.2(i), in each case including a sale pursuant to Rule 144 under the Securities Act (unless such Person is prevented by applicable statute or regulation from entering into such an agreement).

      10.3. The Company shall not, directly or indirectly, (i) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (ii) transfer or agree to transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

Section 11. AMENDMENT, MODIFICATION AND WAIVERS; FURTHER ASSURANCES.

      11.1. This Agreement may be amended with the consent of the Company, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities then outstanding to such amendment, action or omission to act.

      11.2 No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived, and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

      11.3 Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

Section 12. ASSIGNMENT; BENEFIT.

            This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their permitted transferees, successors and assigns; PROVIDED, HOWEVER, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities outstanding on the date as of which such delegation or assignment is to become effective. A Holder may transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor only as permitted by SECTION 8.

SECTION 13. MISCELLANEOUS.

      13.1. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

      13.2. NOTICES. All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, overnight courier service (with delivery confirmed) or by telecopy (with a confirmatory copy sent by overnight courier) to the other party at the following address (or at such other address for a party as shall be specified in a notice given in accordance in this Section 13.2 by like Notice)

            (a)  if to Company, to:

                          Metro One Telecommunications, Inc.
                          11200 Murray Scholls Place
                           Beaverton, OR 97008
                          Attn: Chief Executive Officer
                          Telecopy No.: 503-521-0923
                 with a copy (which shall not constitute notice) to:

                          Heller Ehrman White & McAuliffe LLP
                          601 S. Figueroa Street, 40th Floor
                          Los Angeles, CA  90017
                          Attn:  Neal H. Brockmeyer, Esq.
                          Telecopy No.: 213-614-1868

            (b)   if to the original Holder, to:

                          Sonera Media Holding B.V.
                          c/o Sonera Corporation
                          Teollisuuskatu 15
                          P.O. Box 106, SONERA-00051
                          Helsinki, Finland
                          Attn:  Maire Laitinen, General Counsel
                          Telecopy No.: 011-358-2040-3414

                 with a copy (which shall not constitute notice) to:

                          Patton Boggs LLP
                          2550 M St., N.W.
                          Washington, D.C.  20037
                          Attn:  Richard M. Stolbach, Esq.
                          Telecopy No.: 202-457-6315

            In the event of a Transfer of any Registrable Securities, notices given pursuant to this Agreement to a subsequent Holder shall be delivered to the relevant address specified in the relevant agreement in the form of EXHIBIT A whereby such Holder became bound by the provisions of this Agreement.

            Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by telecopy; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next Business Day delivery.

      13.3. ENTIRE AGREEMENT; INTEGRATION. This Agreement, the Stock Purchase Agreement and the Investment Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein, and embody the entire understanding among the parties relating to such subject matter.

      13.4. INJUNCTIVE RELIEF. Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

      13.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, transmitted via facsimile, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

      13.6. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect.so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the origianl intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

      13.7. FILING. A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the corporate secretary of the Company.

      13.8. TERMINATION. This Agreement may be terminated without further obligation to Metro One or Sonera at any time by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than SECTION 7 hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding, PROVIDED that any shares of Common Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement; and PROVIDED FURTHER that a Holder shall cease to be a Holder under this Agreement for all purposes if such Holder (i) is provided with an opinion of counsel of the Company which is reasonably satisfactory to Holder to the effect that such Holder may sell all of the Registrable Securities without registration under the Securities Act and
(ii) enters into an agreement with the Company pursuant to which the Company agrees remove all legends and "stop transfers" relating to such Registrable Securities.

      13.9. ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

      13.10. NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their sucessor and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

      13.11. DISPUTE RESOLUTION. In the event that any dispute, controversy or claim arises between the Purchaser and Seller with respect to this Agreement or the transactions contemplated hereby, the following procedures shall apply:

            (a) The parties will attempt in good faith to resolve any dispute, controversy or claim under, arising out of, relating to or in connection with this Agreement, including the negotiation, execution, interpretation, construction, performance, non-performance, breach, termination, validity, scope, coverage or enforceability of this Agreement or any alleged fraud in connection therewith, promptly by negotiation between representatives of the parties. If any such dispute, controversy or claim should arise, duly authorized representatives of the Purchaser and the Seller will meet at least once at a mutually agreed time and place and will attempt to resolve the matter. Either representative may request the other to meet again within 14 days thereafter.

            (b) If the matter has not been resolved pursuant to the foregoing procedures within 30 days after the first meeting of the representatives (which period may be extended by mutual agreement), the matter shall be settled, at the request of either party, by arbitration administered by the American Arbitration Association and conducted in accordance with its Commercial Arbitration Rules. The arbitration decision shall be rendered within 180 days from thedate of appointment of all the arbitrators.

            (c) There shall be three arbitrators. Within ten days after the initiation of an arbitration proceeding, Seller shall select one arbitrator and the Purchaser shall select one arbitrator, and those two arbitrators shall then select within ten days a third arbitrator. If those two arbitrators are unable to select a third arbitrator within such ten-day period, a third arbitrator shall be appointed by the American Arbitration Association. If either party fails or refuses to appoint an arbitrator, the arbitrator appointed by the other party shall be the sole arbitrator.

            (d) The decision of at least two of the three arbitrators (or a single arbitrator, as the case may be due to a default in appointment) shall be final and binding upon the parties. The arbitrators' decision shall be in writing and shall provide a reasoned basis for the resolution of each dispute and for any award. The arbitrators shall not have power to award damages in connection with any dispute in excess of actual compensatory damages and shall not multiply actual damages or award consequential or punitive damages. Equitable remedies shall be available in any such arbitration.

            (e) The substantive and procedural law of the State of New York shall apply to any such arbitration proceedings. The place of any such arbitration shall be New York, New York. Judgment on an award rendered by the arbitrators may be entered in any court of competent jurisdiction.

            (f) Notwithstanding the provisions of this Section 13.11, either party may seek injunctive or other equitable relief to maintain the status quo before any federal or state court of competent jurisdiction within New York, New York, in connection with any dispute, controversy or claim arising between the Purchaser and the Seller with respect to this Agreement or the transactions contemplated hereby.

            (g) Each party shall bear its own fees and expenses with respect to the arbitration and any proceedings related thereto and the parties shall share equally the fees and expenses of the American Arbitration Association and the arbitrators however, the prevailing party shall be reimbursed for its expenses and attorney fees by the other party.

      13.12 SONERA AS AGENT OF SONERA HOLDERS. For purposes of this Agreement:
(i) notice to Sonera in the manner designated in Section 13.2 hereof shall constitute notice to all Sonera Holders, provided such notice identifies therein each Sonera Holder by name and number of Registrable Securities owned by such Holder; and (ii) a duly authorized representative of Sonera or an officer of Sonera Corporation shall have the authority to act hereunder on behalf of each Sonera Holder.

            IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.


                                    METRO ONE TELECOMMUNICATIONS, INC.

                                    By: /s/ TIMOTHY A. TIMMINS
                                       ----------------------------------------
                                       Name: Timothy A. Timmins
                                       Title: President and CEO


                                    SONERA MEDIA HOLDING B.V.

                                    By: /s/ OLLI T. TUOHIMAA
                                       ----------------------------------------
                                       Name: Olli T. Tuohimaa
                                       Title: Attorney-in-Fact



                                SIGNATURE PAGE TO
                          REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT A

                                                                 to Registration
                                                                Rights Agreement



                              AGREEMENT TO BE BOUND
                      BY THE REGISTRATION RIGHTS AGREEMENT


            The undersigned, being the transferee of ______ shares of REGISTRABLE SECURITIES, (as defined in the Registration Rights Agreement between Metro One Telecommunicaitons, Inc., (the "COMPANY") and Sonera Media Holding B.V., dated _____ 200_, (the "Registration Rights Agreement"), as a condition to the receipt of such Registrable Securities, acknowledges that matters pertaining to the registration of such Registrable Securities is governed by the Registration Rights Agreement and the undersigned hereby (1) acknowledges receipt of a copy of the Registration Rights Agreement, and (2) agrees to be bound as a Holder by the terms of the Registration Rights Agreement, as the same has been or may be amended from time to time.

            Agreed to this __ day of ______________, 2000.


                                 ---------------------------------

                                 ---------------------------------

                                 ---------------------------------


*Include address for notices.